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                        O'MELVENY & MYERS LLP LETTERHEAD
                            1999 Avenue of the Stars
                      Los Angeles, California  90067-6035


                            Telephone (310) 553-6700

                    Telex 674097 - Facsimile (310) 246-6779



                                     April
                                      25th
                                      1997

WRITER'S DIRECT DIAL NUMBER                                     OUR FILE NUMBER

     (310) 246-6895                                                  253,714



FPA Perennial Fund, Inc.
11400 West Olympic Boulevard
Los Angeles, California  90064

Gentlemen:

         At your request, we have examined the form of Post-Effective Amendment No. 14 to Registration Statement No. 2-87607 to be filed by you with the Securities and Exchange Commission on Form N-1A in connection with the registration under the Securities Act of 1933, as amended, of 623,524 shares of your Common Stock, $0.01 par value (the "Shares"). We are familiar with the proceedings taken and proposed to be taken by you in connection with the authorization, issuance and sale of the Shares.

         Based upon our examination and upon our knowledge of your corporate activities, it is our opinion that the Shares will, when issued and sold in the manner described in the Registration Statement at a price in excess of par value, be legally issued, fully paid and nonassessable.

         We consent to the filing of this opinion as an exhibit to the Registration Statement.



                                                Respectfully submitted



                                                /s/ O'MELVENY & MYERS LLP





                                   EXHIBIT 10